Hercules Offshore Monthly Rig Fleet Status Report as of December 18, 2007

	Rig Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
						Days	Date
Domestic Offshore
1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Warm Stacked
3	Hercules 78	Submersible, TD	GOM	Warm Stacked
4	Hercules 85	85’ - ILS, TD	GOM	Bois d’Arc	49-51	41	01/28/08
5	Hercules 101	100’ - MC, TD	GOM	Warm Stacked
6	Hercules 120	120’ - MC, TD	GOM	Chevron	59-61	191	06/26/08	Indexed dayrate adjusted quarterly
7	Hercules 150	150’ - ILC, TD	GOM	Stacked Ready
8	Hercules 152	150’ - MC, TD	GOM	ADTI/Petroquest	51-53	2	12/20/07
9	Hercules 153	150’ - MC, TD	GOM	Warm Stacked
10	Hercules 173	173’ - MC, TD	GOM	Chevron	59-61	191	06/26/08	Indexed dayrate adjusted quarterly
11	Hercules 200	200’ - MC, TD	GOM	Hall Houston	57-59	45	02/01/08
12	Hercules 201	200’ - MC, TD	GOM	Stacked Ready
13	Hercules 202	200’ - MC, TD	GOM	Stacked Ready
14	Hercules 203	200’ - MC, TD	GOM	Energy XXI	64-66 59-61	6 73	12/24/07 02/29/08
15	Hercules 204	200’ - MC, TD	GOM	Apache Corp	61-63	3	12/21/07
16	Hercules 207	200’ - MC, TD	GOM	Hall Houston	57-59	36	01/23/08
17	Hercules 211	200’ - MC Workover	GOM	Energy XXI	46-48	30	01/17/08
18	Hercules 250	250’ - MS, TD	GOM	Warm Stacked
19	Hercules 251	250’ - MS, TD	GOM	Hall Houston	54-56	26	01/13/08
20	Hercules 252	250’ - MS, TD	GOM	Tana	54-56	143	05/09/08
21	Hercules 253	250’ - MS, TD	GOM	Shipyard			02/01/08
22	Hercules 257	250’ - MS, TD	GOM	Woodside	55-57	14	01/01/08
					Average	36	days
23	Hercules 155	150’ - ILC	GOM	Cold Stacked 07/01
24	Hercules 191	160’ - MS	GOM	Cold Stacked 08/01
25	Hercules 254	250’ - MS	GOM	Cold Stacked 07/01
26	Hercules 255	250’ - MS	GOM	Cold Stacked 07/01
27	Hercules 256	250’ - MS, TD	GOM	Cold Stacked 03/99

Hercules Offshore Monthly Rig Fleet Status Report as of December 18, 2007

	Rig Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
						Days	Date
International Offshore
1	Hercules 110	100’ - MC, TD	Trinidad	Trinmar	51-53	122	04/18/08
2	Hercules 170	170’ - ILC	Qatar	Occidental Petroleum	68-70	158	05/24/08
3	Hercules 156	150’ - ILC, TD	Brazil	Shipyard			01/12/08	Contract preparation work
				Enroute			02/01/08	Dry transport to West Africa 1/12/08 - 2/1/08
			Cameroon & Gabon	ADDAX	134-136	180	07/30/08	Additional six month option
4	Hercules 185	120’ - ILC, TD	Angola	Angola Drilling Company Ltd	124-126	244	08/18/08
5	Hercules 205	200’ - MC, TD	Mexico	PEMEX	86-88	708	11/25/09	Dayrate adjusts quarterly to published GOM index for 200’ Mat Cantilever + $20,000
6	Hercules 206	200’ - MC, TD	Mexico	PEMEX	111-113	553	06/23/09
7	Platform 3	Platform, TD	Mexico	PEMEX	28-30	132	04/28/08
8	Hercules 258	250’ - MS	India	Cairn Shipyard ONGC	139-141 109-111	88 1,095	03/15/08 05/04/08 05/04/11	Upgrading to add HPHT capabilities
9	Hercules 208	200’ - MC	Singapore/ Malaysia	Shipyard Murphy	109-111	1,095	04/30/11	Undergoing significant refurbishment with expected completion early 2Q 2008
10	Hercules 260	250’ - ILC	GOM India	Enroute Shipyard ONGC	142-144	1,095	02/08/08 03/31/08 03/31/11	Loading on heavy lift transport in progress Contract preparation work
					Average	547	days
Land Rigs
1	Cliffs #36	2000 hp, TD	Trinidad	Warm Stacked				Sale Pending
2	Cliffs #37	2000 hp, TDr	Venezuela	PDVSA	35-37	118	04/14/08	Sale Pending
3	Cliffs #40	2000 hp, TD	Venezuela	PDVSA	35-37	111	04/07/08	Sale Pending
4	Cliffs #42	2000 hp, TD	Venezuela	PDVSA	34-36	97	03/24/08	Sale Pending
5	Cliffs #43	2000 hp, TDr	Venezuela	PDVSA	35-37	115	04/11/08	Sale Pending
6	Cliffs #54	3000 hp, TD	Venezuela	PDVSA	38-40	90	03/17/08	Sale Pending
7	Cliffs #55	3000 hp, TD	Venezuela	PDVSA	38-40	5	12/23/07	Sale Pending
8	Hercules #26	750 hp	Texas	Warm Stacked				Sale Pending
9	Hercules #27	900 hp	Texas	Warm Stacked				Sale Pending
					Average	60	days

Hercules Offshore Monthly Rig Fleet Status Report as of December 18, 2007

	Rig Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
						Days	Date
US Inland Barges
1	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Rozel	35-37	13	12/31/07
2	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Red Willow Offshore, LLC	67-69	81	03/08/08	Additional one year option at mutually agreed dayrate
3	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Key Energy	36-38	13	12/31/07
4	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	42	01/29/08
5	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Apache	52-54	47	02/03/08
6	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	34	01/21/08
7	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Contango	47-49	90	03/17/08
8	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Warm Stacked
9	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Carrizo	36-38	45	02/01/08
10	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex Energy	43-45	60	02/16/08
11	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Hunt Petroleum	40-42	17	01/04/08
12	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
13	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	ADTI/Meridian	43-45	5	12/23/07
14	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
15	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
16	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Cinco Natural Resources	38-40	43	01/30/08
17	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	38-40	58	02/14/08
					Average	32	days
18	Hercules 07	Posted -2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
20	Hercules 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
21	Hercules 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
22	Hercules 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
23	Hercules 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted -3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted -3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.
(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.
(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Liftboat Fleet Status Report for the month ended November 30, 2007

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats(1)	Revenue Per Day Per Liftboat(2)	Operating Days	Utilization(3)	Comments

Gulf of Mexico
260	1	1	$31,467	30	100%
230	3	3	27,104	62	69%	One vessel in drydock in November and December
190-215	6	6	20,295	135	75%	Two vessels in drydock during November and one vessel in drydock during December
170	2	2	17,967	55	92%
140-150	6	6	10,791	82	46%	Three vessels in drydock in November and two vessels in drydock during December
120-130	14	14	8,543	339	81%	Two vessels in drydock during November and one vessel in drydock during December
105	15	14	6,962	317	75%	Two vessels in drydock during November and three vessels in drydock during December

Sub-total/Average	47	46	12,098	1,020	74%

West Africa
170-215	3	2	$27,081	60	100%	One newly acquired vessel under refurbishment
140-150	4	4	13,017	60	50%	Two vessels in drydock during November
120-130	7	7	10,587	210	100%
105	4	4	14,786	53	44%

Sub-total/Average	18	17	14,133	383	75%

Total/Average	65	63	12,654	1,403	74%

Note:

(1)	Actively marketed liftboats excludes one GOM cold-stacked 105’ class liftboat, and one West Aftrica 170-215’ class liftboat which was acquired in June 2007 and is undergoing refurbishment until late-Q1 2008.
(2)	Includes reimbursables.
(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.